                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported)  August 24, 2005
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                                         SUNTRUST BANKS, INC.
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                          (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              GEORGIA                            001-08918                          58-1575035
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    (STATE OR OTHER JURISDICTION                (COMMISSION                       (IRS EMPLOYER
         OF INCORPORATION)                      FILE NUMBER)                   IDENTIFICATION NO.)

              303 PEACHTREE ST., N.E., ATLANTA, GEORGIA                               30308
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)

Registrant's telephone number, including area code    (404) 588-7711
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                      (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.03     CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER
              AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         On August 24, 2005, SunTrust Bank, our principal banking subsidiary, issued $550 million in aggregate principal amount of 5.00% Fixed Rate
Subordinated Global Bank Notes due 2015 (the "Fixed Rate Notes"). The Fixed Rate
Notes were issued to purchasers at a price of 99.866%, resulting in proceeds to
SunTrust Bank, after dealer discount, of $546,788,000. The Fixed Rate Notes are not redeemable by SunTrust Bank (except in certain limited events) or subject to repayment at the option of the holder prior to maturity.

         On August 24, 2005, SunTrust Bank also issued $300 million in aggregate principal amount of Floating Rate Subordinated Global Bank Notes due 2015 (the
"Floating Rate Notes"). SunTrust Bank pays interest on the Floating Rate Notes at the rate of 3-month LIBOR plus 29 basis points. The Floating Rate Notes were issued to purchasers at a price of 100%, resulting in proceeds to SunTrust Bank, after dealer discount, of $298,650,000. The Floating Rate Notes are not redeemable by SunTrust Bank (except in certain limited events) or subject to repayment at the option of the holder prior to maturity.

         The Fixed Rate Notes and Floating Rate Notes were issued as part of the program established November 8, 2000 and amended on March 31, 2004 under which
SunTrust Bank may offer up to $20 billion in senior and subordinated unsecured debt obligations. With the issuance of the Fixed Rate Notes and the Floating
Rate Notes, the cumulative balance of outstanding notes under the program is
$7,700,000,000.

         Copies of the Amended and Restated Distribution Agreement and the
Amended and Restated Global Agency Agreement relating to this program, under which the Fixed Rate Notes and the Floating Rate Notes were issued, have been filed as Exhibit 99.1 and 99.2, respectively, to our Current Report on Form 8-K filed with the Securities and Exchange Commission on May 31, 2005, the contents of which documents are incorporated into this Item 2.03 by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         99.1     Amended and Restated Distribution Agreement dated March 31,
                  2004 among SunTrust Bank and the Distribution Agents
                  (incorporated by reference to Exhibit 99.1 to SunTrust's
                  Current Report on Form 8-K, dated May 25, 2005 and filed with the Securities and Exchange Commission on May 31, 2005).

         99.2     Amended and Restated Global Agency Agreement dated as of March
                  31, 2004 among SunTrust Bank, Deutsche Bank Trust Company
                  Americas, Deutsche Bank AG London, Deutsche Bank Luxembourg
                  S.A., and Kredietbank S.A. Luxembourgeoise (incorporated by reference to Exhibit 99.2 to SunTrust's Current Report on Form
                  8-K, dated May 25, 2005 and filed with the Securities and
                  Exchange Commission on May 31, 2005).

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the
Undersigned, thereunto duly authorized.

                               SUNTRUST BANKS, INC.
                                  (Registrant)

Date: August 25, 2005          By:
                                  /s/ Raymond D. Fortin
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                                  Raymond D. Fortin
                                  Senior Vice President and General Counsel